UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2003

CHROMAVISION MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-22677	75-2649072

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

33171 PASEO CERVEZA SAN JUAN CAPISTRANO, CA	92675

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (949) 443-3355

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Disclosure of Results of Operations and Financial Condition.

On August 20, 2003, ChromaVision Medical Systems, Inc. announced a change in organizational structure. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROMAVISION MEDICAL SYSTEM, INC. (Registrant)
Date:	August 20, 2003	/s/ STEPHEN T. D. DIXON

Stephen T. D. Dixon Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated August 20, 2003, issued by ChromaVision Medical Systems, Inc.